
PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                   December 31,          December 31,             September 30,
(dollars in thousands)                                                 2005                  2004                     2005
                                                                 -----------------     -----------------         ---------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage                     $        452,853      $        660,949          $      507,200
Home equity                                                               900,985               705,126                 860,472
Marine                                                                    412,643               436,262                 423,268
Other                                                                      32,793                42,121                  37,467
                                                                 -----------------     -----------------         ---------------
Total consumer                                                          1,799,274             1,844,458               1,828,407
                                                                 -----------------     -----------------         ---------------

Commercial mortgage                                                       485,743               483,636                 482,219
Residential real estate construction                                      414,803               242,246                 397,438
Commercial real estate construction                                       312,399               279,347                 305,319
Commercial business                                                       683,162               710,193                 653,375
                                                                 -----------------     -----------------         ---------------
Total commercial                                                        1,896,107             1,715,422               1,838,351
                                                                 -----------------     -----------------         ---------------
     Total loans                                                 $      3,695,381      $      3,559,880          $    3,666,758
                                                                 =================     =================         ===============
NON-PERFORMING ASSETS:
Originated and acquired residential mortgage                     $          7,340      $         10,327          $        7,344
Home equity                                                                   243                   103                     187
Other consumer                                                                315                   147                     167
Commercial mortgage                                                         1,437                 1,612                   1,598
Commercial real estate construction                                             -                 1,063                       -
Commercial business                                                        16,336                12,461                  16,237
                                                                 -----------------     -----------------         ---------------
Total non-accrual loans                                                    25,671                25,713                  25,533
Total renegotiated loans                                                        -                     -                       -
                                                                 -----------------     -----------------         ---------------
     Total non-performing loans                                            25,671                25,713                  25,533
Total other assets and real estate owned                                    1,787                 1,616                   1,239
                                                                 -----------------     -----------------         ---------------
     Total non-performing assets                                 $         27,458      $         27,329          $       26,772
                                                                 =================     =================         ===============

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage                     $          5,131      $          9,097          $        4,956
Home equity                                                                   251                   126                     275
Other consumer                                                              1,069                 1,108                     589
Residential real estate construction                                          118                     -                       -
Commercial business                                                         1,551                 1,883                   1,524
                                                                 -----------------     -----------------         ---------------
     Total 90-day delinquencies                                  $          8,120      $         12,214          $        7,344
                                                                 =================     =================         ===============

ASSET QUALITY RATIOS:
Non-performing loans to loans                                                0.69%                 0.72%                   0.70%
Non-performing assets to loans                                               0.74%                 0.77%                   0.73%
Allowance for loan losses to loans                                           1.24%                 1.30%                   1.26%
Net charge-offs in quarter to average loans                                  0.09%                 0.28%                   0.15%
Allowance for loan losses to non-performing loans                          177.78%               179.56%                 180.35%

                                                                     Three Months Ended December 31,                Three Months
                                                                 ---------------------------------------         Ended September 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                                 2005                  2004                        2005
                                                                 -----------------     -----------------         ------------------
Balance at beginning of period                                   $         46,049      $         47,171          $       46,583
Provision for loan losses                                                     400                 1,505                     826
Less loans charged-off, net of recoveries:
  Originated and acquired residential mortgage                                 86                   478                      77
  Home equity                                                                  (1)                   21                      (1)
  Other consumer                                                              378                   565                     487
  Commercial mortgage                                                         107                     -                       -
  Residential real estate construction                                        (32)
  Commercial real estate construction                                           -                   522                       -
  Commercial business                                                         272                   921                     797
                                                                 -----------------     -----------------         ---------------
     Net charge-offs                                                          810                 2,507                   1,360
                                                                 -----------------     -----------------         ---------------
Balance at end of period                                         $         45,639      $         46,169          $       46,049
                                                                 =================     =================         ===============



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                          Three Months Ended                Twelve Months Ended
                                                                            December 31,                      December 31,
                                                                   -------------------------------   -------------------------------
(dollars in thousands, except per share data)                          2005             2004             2005             2004
                                                                   --------------   --------------   --------------   --------------
INTEREST INCOME:
  Loans, including fees                                            $      59,189    $      49,094    $     218,071    $     177,961
  Investment securities                                                   23,484           24,547           95,230           93,598
  Tax-advantaged loans and securities                                        411              324            1,282            1,321
  Short-term investments                                                      63               22              219              151
                                                                   --------------   --------------   --------------   --------------
    Total interest income                                                 83,147           73,987          314,802          273,031
                                                                   --------------   --------------   --------------   --------------
INTEREST EXPENSE:
  Deposits                                                                16,181           10,759           53,818           41,235
  Short-term borrowings                                                    6,425            3,807           21,326            9,037
  Long-term debt                                                          10,033           10,383           40,948           40,546
                                                                   --------------   --------------   --------------   --------------
    Total interest expense                                                32,639           24,949          116,092           90,818
                                                                   --------------   --------------   --------------   --------------
Net interest income                                                       50,508           49,038          198,710          182,213
  Less provision for loan losses                                             400            1,505            5,023            7,534
                                                                   --------------   --------------   --------------   --------------
Net interest income, after provision for loan losses                      50,108           47,533          193,687          174,679
                                                                   --------------   --------------   --------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                     23,554           20,702           88,534           81,885
  Commissions and fees                                                     1,231            1,099            5,003            4,584
  Net gains (losses)                                                         478              824            1,292           (5,773)
  Derivative gains (losses) on swaps                                      (1,261)            (204)          (4,367)           2,432
  Net cash settlement on swaps                                               251            2,071            3,512            3,469
  Other non-interest income                                                4,291            4,298           18,535           14,371
                                                                   --------------   --------------   --------------   --------------
    Total non-interest income                                             28,544           28,790          112,509          100,968
                                                                   --------------   --------------   --------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                          26,812           24,282          101,338           90,024
  Occupancy expense, net                                                   5,503            5,436           22,554           18,871
  Furniture and equipment expense                                          3,943            3,183           14,663           13,295
  External processing fees                                                 4,946            5,489           20,357           22,763
  Merger expenses                                                              -              275                -            3,541
  Other non-interest expense                                              10,453           10,286           41,825           35,234
                                                                   --------------   --------------   --------------   --------------
    Total non-interest expense                                            51,657           48,951          200,737          183,728
                                                                   --------------   --------------   --------------   --------------
Income before income taxes                                                26,995           27,372          105,459           91,919
Income tax expense                                                         8,025            8,519           32,509           29,939
                                                                   --------------   --------------   --------------   --------------
Net income                                                         $      18,970    $      18,853    $      72,950    $      61,980
                                                                   ==============   ==============   ==============   ==============
NET INCOME PER SHARE AMOUNTS:
  Basic                                                            $        0.58    $        0.57    $        2.21    $        2.05
  Diluted                                                                   0.57             0.56             2.17             2.00



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                            December 31,     December 31,
(dollars in thousands, except share amounts)                                    2005             2004
                                                                            --------------   --------------
ASSETS:
  Cash and due from banks                                                   $     159,474    $     124,664
  Short-term investments                                                            3,992            9,658
  Mortgage loans held for sale                                                      8,169            6,520
  Securities available for sale                                                 1,794,086        2,186,395
  Securities held to maturity                                                     111,269          114,671
  Loans                                                                         3,695,381        3,559,880
  Less allowance for loan losses                                                   45,639           46,169
                                                                            --------------   --------------
    Net loans                                                                   3,649,742        3,513,711
                                                                            --------------   --------------
  Premises and equipment, net                                                      65,893           63,413
  Accrued interest receivable                                                      31,766           28,669
  Goodwill                                                                        254,855          256,241
  Intangible assets                                                                10,765           12,649
  Other assets                                                                    264,941          254,825
                                                                            --------------   --------------
Total assets                                                                $   6,354,952    $   6,571,416
                                                                            ==============   ==============

LIABILITIES:
  Deposits:
    Noninterest-bearing                                                     $     860,023    $     811,917
    Interest-bearing                                                            3,264,444        2,968,070
                                                                            --------------   --------------
      Total deposits                                                            4,124,467        3,779,987
                                                                            --------------   --------------
    Short-term borrowings                                                         647,752          917,893
    Long-term debt                                                                920,022        1,205,833
    Accrued expenses and other liabilities                                         32,385           49,280
                                                                            --------------   --------------
      Total liabilities                                                         5,724,626        5,952,993
                                                                            --------------   --------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
    issued 41,386,297 and 40,870,602 shares at December 31,
   2005 and December 31, 2004, respectively                                        41,386           40,871
  Additional paid-in capital                                                      565,239          552,671
  Retained earnings                                                               221,290          184,069
  Net accumulated other comprehensive loss                                        (17,452)          (1,635)
  Treasury stock at cost - 8,453,179 and 7,768,217
   shares at December 31, 2005 and December 31, 2004, respectively               (180,137)        (157,553)
                                                                            --------------   --------------
  Total stockholders' equity                                                      630,326          618,423
                                                                            --------------   --------------
Total liabilities and stockholders' equity                                  $   6,354,952    $   6,571,416
                                                                            ==============   ==============



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                   Three Months Ended                     Three Months Ended
                                                   December 31, 2005                      December 31, 2004
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense      Rate
                                         -------------  -----------  --------  --------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    479,884   $    7,064     5.84 %  $     689,445   $   10,494     6.06 %
Home equity                                   879,598       13,300     6.00          676,169        8,494     5.00
Marine                                        416,527        5,538     5.27          438,806        5,710     5.18
Other consumer                                 33,737          729     8.57           43,807          855     7.76
Commercial mortgage                           482,593        7,974     6.56          478,944        6,913     5.74
Residential construction                      426,898        8,209     7.63          237,627        3,443     5.76
Commercial construction                       301,461        5,212     6.86          276,363        3,543     5.10
Commercial business                           649,191       11,155     6.82          663,491        9,752     5.85
                                         -------------  -----------            --------------  -----------
    Total loans                             3,669,889       59,181     6.40        3,504,652       49,204     5.59
                                         -------------  -----------            --------------  -----------
Loans held for sale                             9,285          146     6.24            7,686          119     6.16
Short-term investments                          7,373           63     3.39            7,821           22     1.12
Taxable investment securities               1,895,310       23,484     4.92        2,231,194       24,547     4.38
Tax-advantaged investment securities           32,645          518     6.30           14,685          282     7.64
                                         -------------  -----------            --------------  -----------
    Total investment securities             1,927,955       24,002     4.94        2,245,879       24,829     4.40
                                         -------------  -----------            --------------  -----------
    Total interest-earning assets           5,614,502       83,392     5.89        5,766,038       74,174     5.12
                                         -------------  -----------            --------------  -----------
Less: allowance for loan losses               (46,007)                               (46,808)

Cash and due from banks                       142,914                                131,601
Other assets                                  619,033                                612,735
                                         -------------                         --------------
   Total assets                          $  6,330,442                          $   6,463,566
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    588,077          789     0.53    $     510,615          266     0.21
Money market deposits                         604,104        3,368     2.21          549,070        1,382     1.00
Savings deposits                              707,822          516     0.29          750,008          543     0.29
Direct time deposits                          870,234        6,628     3.02          807,411        4,376     2.16
Brokered time deposits                        430,067        4,880     4.50          343,607        4,192     4.85
Short-term borrowings                         722,749        6,425     3.53          876,522        3,807     1.73
Long-term debt                                912,700       10,033     4.36        1,173,612       10,383     3.52
                                         -------------  -----------            --------------  -----------
  Total interest-bearing liabilities        4,835,753       32,639     2.68        5,010,845       24,949     1.98
                                         -------------  -----------            --------------  -----------
Noninterest-bearing demand deposits           816,635                                804,657
Other liabilities                              38,466                                 34,736
Stockholders' equity                          639,588                                613,328
                                         -------------                         --------------
   Total liabilities and stockholders'
    equity                               $  6,330,442                          $   6,463,566
                                         =============                         ==============
Net interest-earning assets              $    778,749                          $     755,193
                                         =============                         ==============
Net interest income (tax-equivalent)                        50,753                                 49,225
Less: tax-equivalent adjustment                               (245)                                  (187)
                                                        -----------                            -----------
Net interest income                                     $   50,508                             $   49,038
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.59 %                                 3.40 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                               -----------------------------
                                                                                                        2005/2004
                                       -----------------------------------------------------      Income/Expense Variance
                                       2005 Quarter to 2004 Quarter Increase/(Decrease)              Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/        %              Average        Average
(tax-equivalent basis)                    Balance      Change       Expense      Change             Rate         Volume
                                       -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $    (209,561)    (30.4)%  $    (3,430)     (32.7)%     $        (359)  $     (3,071)
Home equity                                  203,429      30.1          4,806       56.6               1,921          2,885
Marine                                       (22,279)     (5.1)          (172)      (3.0)                111           (283)
Other consumer                               (10,070)    (23.0)          (126)     (14.7)                 84           (210)
Commercial mortgage                            3,649       0.8          1,061       15.3               1,007             54
Residential construction                     189,271      79.7          4,766      138.4               1,377          3,389
Commercial construction                       25,098       9.1          1,669       47.1               1,321            348
Commercial business                          (14,300)     (2.2)         1,403       14.4               1,615           (212)
                                       --------------             ------------
    Total loans                              165,237       4.7          9,977       20.3
                                       --------------             ------------
Loans held for sale                            1,599      20.8             27       22.7                   2             25
Short-term investments                          (448)     (5.7)            41      186.4                  42             (1)
Taxable investment securities               (335,884)    (15.1)        (1,063)      (4.3)              2,856         (3,919)
Tax-advantaged investment securities          17,960     122.3            236       83.7                 (57)           293
                                       --------------             ------------
    Total investment securities             (317,924)    (14.2)          (827)      (3.3)
                                       --------------             ------------
    Total interest-earning assets           (151,536)     (2.6)         9,218       12.4              11,186         (1,968)
                                       --------------             ------------
Less: allowance for loan losses                  801      (1.7)
Cash and due from banks                       11,313       8.6
Other assets                                   6,298       1.0
                                       --------------
   Total assets                        $    (133,124)     (2.1)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $      77,462      15.2            523      196.6                 477             46
Money market deposits                         55,034      10.0          1,986      143.7               1,834            152
Savings deposits                             (42,186)     (5.6)           (27)      (5.0)                  2            (29)
Direct time deposits                          62,823       7.8          2,252       51.5               1,886            366
Brokered time deposits                        86,460      25.2            688       16.4                (319)         1,007
Short-term borrowings                       (153,773)    (17.5)         2,618       68.8               3,387           (769)
Long-term debt                              (260,912)    (22.2)          (350)      (3.4)              2,218         (2,568)
                                       --------------             ------------
  Total interest-bearing liabilities        (175,092)     (3.5)         7,690       30.8               8,586           (896)
                                       --------------             ------------
Noninterest-bearing demand deposits           11,978       1.5
Other liabilities                              3,730      10.7
Stockholders' equity                          26,260       4.3
                                       --------------
   Total liabilities and stockholders'
    equity                             $    (133,124)     (2.1)
                                       ==============
Net interest-earning assets            $      23,556       3.1
                                       ==============
Net interest income (tax-equivalent)                                    1,528        3.1       $       2,600   $     (1,072)
Less: tax-equivalent adjustment                                           (58)      31.0
                                                                  ------------
Net interest income                                               $     1,470        3.0
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                 Three Months Ended                     Three Months Ended
                                                  December 31, 2005                     September 30, 2005
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense      Rate
                                         -------------  -----------  --------  --------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    479,884   $    7,064     5.84 %  $     541,096   $    7,704     5.65 %
Home equity                                   879,598       13,300     6.00          831,987       11,984     5.71
Marine                                        416,527        5,538     5.27          425,131        5,656     5.28
Other consumer                                 33,737          729     8.57           35,825          732     8.11
Commercial mortgage                           482,593        7,974     6.56          473,831        7,582     6.35
Residential construction                      426,898        8,209     7.63          346,975        6,145     7.03
Commercial construction                       301,461        5,212     6.86          318,166        5,143     6.41
Commercial business                           649,191       11,155     6.82          662,337       10,936     6.55
                                         -------------  -----------            --------------  -----------
    Total loans                             3,669,889       59,181     6.40        3,635,348       55,882     6.10
                                         -------------  -----------            --------------  -----------
Loans held for sale                             9,285          146     6.24            8,163          120     5.83
Short-term investments                          7,373           63     3.39            4,170           49     4.66
Taxable investment securities               1,895,310       23,484     4.92        1,950,598       23,065     4.69
Tax-advantaged investment securities           32,645          518     6.30           13,539          213     6.24
                                         -------------  -----------            --------------  -----------
    Total investment securities             1,927,955       24,002     4.94        1,964,137       23,278     4.70
                                         -------------  -----------            --------------  -----------
    Total interest-earning assets           5,614,502       83,392     5.89        5,611,818       79,329     5.61
                                         -------------  -----------            --------------  -----------
Less: allowance for loan losses               (46,007)                               (46,361)
Cash and due from banks                       142,914                                145,111
Other assets                                  619,033                                624,315
                                         -------------                         --------------
   Total assets                          $  6,330,442                          $   6,334,883
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    588,077          789     0.53    $     604,345          611     0.40
Money market deposits                         604,104        3,368     2.21          595,956        2,987     1.99
Savings deposits                              707,822          516     0.29          732,295          533     0.29
Direct time deposits                          870,234        6,628     3.02          805,572        5,543     2.73
Brokered time deposits                        430,067        4,880     4.50          352,537        3,880     4.37
Short-term borrowings                         722,749        6,425     3.53          747,498        5,609     2.98
Long-term debt                                912,700       10,033     4.36        1,012,611        9,939     3.89
                                         -------------  -----------            --------------  -----------
  Total interest-bearing liabilities        4,835,753       32,639     2.68        4,850,814       29,102     2.38
                                         -------------  -----------            --------------  -----------
Noninterest-bearing demand deposits           816,635                                814,400
Other liabilities                              38,466                                 34,764
Stockholders' equity                          639,588                                634,905
                                         -------------                         --------------
   Total liabilities and stockholders'
    equity                               $  6,330,442                          $   6,334,883
                                         =============                         ==============
Net interest-earning assets              $    778,749                          $     761,004
                                         =============                         ==============
Net interest income (tax-equivalent)                        50,753                                 50,227
Less: tax-equivalent adjustment                               (245)                                  (134)
                                                        -----------                            -----------
Net interest income                                     $   50,508                             $   50,093
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.59 %                                 3.55 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                               -----------------------------
                                                                                                    Quarter to Quarter
                                       -----------------------------------------------------      Income/Expense Variance
                                       Current Quarter to Prior Quarter Increase/(Decrease)          Due to Change In
                                       -----------------------------------------------------   -----------------------------
(dollars in thousands)                    Average        %          Income/        %              Average        Average
(tax-equivalent basis)                    Balance      Change       Expense      Change            Rate          Volume
                                       -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential    $     (61,212)    (11.3)%  $      (640)      (8.3)%     $         254  $        (894)
Home equity                                   47,611       5.7          1,316       11.0                 612            704
Marine                                        (8,604)     (2.0)          (118)      (2.1)                 (4)          (114)
Other consumer                                (2,088)     (5.8)            (3)      (0.4)                 41            (44)
Commercial mortgage                            8,762       1.8            392        5.2                 250            142
Residential construction                      79,923      23.0          2,064       33.6                 560          1,504
Commercial construction                      (16,705)     (5.3)            69        1.3                 347           (278)
Commercial business                          (13,146)     (2.0)           219        2.0                 439           (220)
                                       --------------             ------------
    Total loans                               34,541       1.0          3,299        5.9
                                       --------------             ------------
Loans held for sale                            1,122      13.7             26       21.7                   9             17
Short-term investments                         3,203      76.8             14       28.6                 (16)            30
Taxable investment securities                (55,288)     (2.8)           419        1.8               1,084           (665)
Tax-advantaged investment securities          19,106     141.1            305      143.2                   2            303
                                       --------------             ------------
    Total investment securities              (36,182)     (1.8)           724        3.1
                                       --------------             ------------
    Total interest-earning assets              2,684       0.0          4,063        5.1               4,025             38
                                       --------------             ------------
Less: allowance for loan losses                  354      (0.8)
Cash and due from banks                       (2,197)     (1.5)
Other assets                                  (5,282)     (0.8)
                                       --------------
   Total assets                        $      (4,441)     (0.1)
                                       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits       $     (16,268)     (2.7)           178       29.1                 195            (17)
Money market deposits                          8,148       1.4            381       12.8                 340             41
Savings deposits                             (24,473)     (3.3)           (17)      (3.2)                  1            (18)
Direct time deposits                          64,662       8.0          1,085       19.6                 620            465
Brokered time deposits                        77,530      22.0          1,000       25.8                 124            876
Short-term borrowings                        (24,749)     (3.3)           816       14.5               1,007           (191)
Long-term debt                               (99,911)     (9.9)            94        0.9               1,128         (1,034)
                                       --------------             ------------
  Total interest-bearing liabilities         (15,061)     (0.3)         3,537       12.2               3,628            (91)
                                       --------------             ------------
Noninterest-bearing demand deposits            2,235       0.3
Other liabilities                              3,702      10.6
Stockholders' equity                           4,683       0.7
                                       --------------
   Total liabilities and stockholders'
    equity                             $      (4,441)     (0.1)
                                       ==============
Net interest-earning assets            $      17,745       2.3
                                       ==============
Net interest income (tax-equivalent)                                      526        1.0       $         397  $         129
Less: tax-equivalent adjustment                                          (111)      82.8
                                                                  ------------
Net interest income                                               $       415        0.8
                                                                  ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                         -----------------------------------------------------------------------------
                                                 Twelve Months Ended                   Twelve Months Ended
                                                  December 31, 2005                     December 31, 2004
                                         -----------------------------------------------------------------------------
(dollars in thousands)                     Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                     Balance       Expense      Rate        Balance       Expense      Rate
                                         -------------  -----------  --------  --------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $    565,693   $   33,081     5.85 %  $     713,648   $   43,215     6.06 %
Home equity                                   802,723       45,214     5.63          599,515       28,631     4.78
Marine                                        425,571       22,187     5.21          448,833       23,206     5.17
Other consumer                                 35,648        2,984     8.37           47,021        3,603     7.66
Commercial mortgage                           479,726       30,016     6.26          427,892       23,832     5.57
Residential construction                      330,766       22,954     6.94          208,467       10,671     5.12
Commercial construction                       298,780       18,693     6.26          255,845       11,066     4.33
Commercial business                           666,552       43,341     6.50          584,707       34,270     5.86
                                         -------------  -----------            --------------  -----------
    Total loans                             3,605,459      218,470     6.06        3,285,928      178,494     5.43
                                         -------------  -----------            --------------  -----------
Loans held for sale                             7,368          441     5.99            6,330          382     6.03
Short-term investments                          7,529          219     2.91            9,195          151     1.64
Taxable investment securities               2,026,440       95,230     4.70        2,169,027       93,598     4.32
Tax-advantaged investment securities           17,977        1,207     6.71           16,097        1,184     7.36
                                         -------------  -----------            --------------  -----------
    Total investment securities             2,044,417       96,437     4.72        2,185,124       94,782     4.34
                                         -------------  -----------            --------------  -----------
    Total interest-earning assets           5,664,773      315,567     5.57        5,486,577      273,809     4.99
                                         -------------  -----------            --------------  -----------
Less: allowance for loan losses               (46,001)                               (43,511)
Cash and due from banks                       139,643                                133,544
Other assets                                  622,983                                485,001
                                         -------------                         --------------
Total assets                             $  6,381,398                          $   6,061,611
                                         =============                         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $    574,631        2,118     0.37    $     494,729          977     0.20
Money market deposits                         582,547       10,782     1.85          568,776        5,617     0.99
Savings deposits                              737,251        2,135     0.29          750,587        2,188     0.29
Direct Time deposits                          815,082       21,485     2.64          799,679       16,034     2.01
Brokered Time deposits                        384,701       17,298     4.50          308,605       16,419     5.32
Short-term borrowings                         765,239       21,326     2.79          711,751        9,037     1.27
Long-term debt                              1,049,267       40,948     3.90        1,151,515       40,546     3.52
                                         -------------  -----------            --------------  -----------
  Total interest-bearing liabilities        4,908,718      116,092     2.37        4,785,642       90,818     1.90
                                         -------------  -----------            --------------  -----------
Noninterest-bearing demand deposits           808,137                                730,889
Other liabilities                              35,189                                 32,227
Stockholders' equity                          629,354                                512,853
                                         -------------                         --------------
Total liabilities and stockholders'
  equity                                 $  6,381,398                          $   6,061,611
                                         =============                         ==============
Net interest-earning assets              $    756,055                          $     700,935
                                         =============                         ==============
Net interest income (tax-equivalent)                       199,475                                182,991
Less: tax-equivalent adjustment                               (765)                                  (778)
                                                        -----------                            -----------
Net interest income                                     $  198,710                             $  182,213
                                                        ===========                            ===========
Net yield on interest-earning assets                                   3.52 %                                 3.34 %



PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                                  -----------------------------
                                                                                                           2005/2004
                                         -----------------------------------------------------       Income/Expense Variance
                                                   2005/2004 Increase/(Decrease)                        Due to Change In
                                         -----------------------------------------------------    -----------------------------
(dollars in thousands)                     Average         %         Income/         %               Average        Average
(tax-equivalent basis)                     Balance       Change      Expense       Change              Rate          Volume
                                         -------------  ---------   -----------  -------------    -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential      $   (147,955)     (20.7)%  $  (10,134)      (23.5)%      $     (1,438)  $      (8,696)
Home equity                                   203,208       33.9        16,583        57.9               5,740          10,843
Marine                                        (23,262)      (5.2)       (1,019)       (4.4)                193          (1,212)
Other consumer                                (11,373)     (24.2)         (619)      (17.2)                311            (930)
Commercial mortgage                            51,834       12.1         6,184        25.9               3,121           3,063
Residential construction                      122,299       58.7        12,283       115.1               4,637           7,646
Commercial construction                        42,935       16.8         7,627        68.9               5,544           2,083
Commercial business                            81,845       14.0         9,071        26.5               3,979           5,092
                                         -------------              -----------
    Total loans                               319,531        9.7        39,976        22.4
                                         -------------              -----------
Loans held for sale                             1,038       16.4            59        15.4                  (3)             62
Short-term investments                         (1,666)     (18.1)           68        45.0                  99             (31)
Taxable investment securities                (142,587)      (6.6)        1,632         1.7               8,018          (6,386)
Tax-advantaged investment securities            1,880       11.7            23         1.9                (108)            131
                                         -------------              -----------
    Total investment securities              (140,707)      (6.4)        1,655         1.7
                                         -------------              -----------
    Total interest-earning assets             178,196        3.2        41,758        15.3              32,639           9,119
                                         -------------              -----------
Less: allowance for loan losses                (2,490)       5.7
Cash and due from banks                         6,099        4.6
Other assets                                  137,982       28.4
                                         -------------
Total assets                             $    319,787        5.3
                                         =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing demand deposits         $     79,902       16.2         1,141       116.8                 961             180
Money market deposits                          13,771        2.4         5,165        92.0               5,026             139
Savings deposits                              (13,336)      (1.8)          (53)       (2.4)                (14)            (39)
Direct Time deposits                           15,403        1.9         5,451        34.0               5,136             315
Brokered Time deposits                         76,096       24.7           879         5.4              (2,785)          3,664
Short-term borrowings                          53,488        7.5        12,289       136.0              11,562             727
Long-term debt                               (102,248)      (8.9)          402         1.0               4,178          (3,776)
                                         -------------              -----------
  Total interest-bearing liabilities          123,076        2.6        25,274        27.8              22,884           2,390
                                         -------------              -----------
Noninterest-bearing demand deposits            77,248       10.6
Other liabilities                               2,962        9.2
Stockholders' equity                          116,501       22.7
                                         -------------
Total liabilities and stockholders'
  equity                                 $    319,787        5.3
                                         =============
Net interest-earning assets              $     55,120        7.9
                                         =============
Net interest income (tax-equivalent)                                    16,484         9.0        $      9,755   $       6,729
Less: tax-equivalent adjustment                                             13        (1.7)
                                                                    -----------
Net interest income                                                 $   16,497         9.1
                                                                    ===========